                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedules of Portfolio Investments
                                     PAGE 8

                      Statements of Assets and Liabilities
                                    PAGE 10

                            Statements of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 21

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

               Measurement Period
             (Fiscal Year Covered)                      MSCI              GPR                Y
2/1/89                                                       10000             10000             10000
                                                           9457.16           9901.26             10010
10/31/89                                                   9303.55          10302.10           9800.00
                                                           6966.55           8512.84           9579.66
10/31/90                                                   6774.81           8268.63           8633.90
                                                           7626.28           8708.65           9874.57
10/31/91                                                   7657.26           8735.16           9111.86
                                                           6788.26           7958.99           8827.12
10/31/92                                                   6606.37           8129.01           9315.26
                                                           8130.81           9763.09          12030.16
10/31/93                                                  10141.84          11314.70          14600.51
                                                          10262.96          11988.71          14683.99
10/31/94                                                  10686.50          12252.38          14209.97
                                                           9656.00          11714.10          12058.69
10/31/95                                                  10426.06          11963.90          12833.82
                                                          12566.05          13390.49          14528.01
10/31/96                                                  13359.66          14248.16          13631.08
                                                          13542.84          14141.61          12622.38
10/31/97                                                  11566.42          13351.82          14385.96
4/30/98                                                   10884.41          12754.67          16914.87

Value of a $10,000 Investment

Past performance is not predictive of future results. Investment return and principal value of the Alpine International Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

Performance of Investor A, B and C shares for the period prior to their inceptions on 2/10/95, 2/8/95 and 2/9/95, respectively, represents performance for Y shares. A, B and C shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

The GPR-Global Real Estate Securities Index and the MSCI Global Real Estate Index are global market capitalization weighted performance indexes of listed property and real estate securities.

* Prior to 4/30/94, the performance numbers do not reflect dividends.

International investing involves increased risk and volatility.

                      COMPARATIVE TOTAL RETURNS AS OF 4/30/98
------------------------------------------------------------------------------------
                                                                             SINCE
                                               1 YEAR    3 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------------------------
GPR Global Real Estate Securities Index          (9.81)%  2.89%    5.49%     2.67%
MSCI Global Real Estate Index                   (19.63)%  4.07%    6.01%     0.92%
------------------------------------------------------------------------------------
Alpine Class A (4.75%)*                          27.33%   9.94%    5.89%     5.23%
Alpine Class B (5.00%)*                          27.71%  10.14%    6.14%     5.53%
Alpine Class C (1.00%)*                          31.80%  10.98%    6.46%     5.54%
Alpine Class Y                                   34.01%  11.94%    7.05%     5.85%

    * Represents maximum sales load.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine International Real Estate Equity Fund's first report to shareholders as part of the Alpine family of real estate funds. This semi-annual report will continue the Q&A report format, which we used at Evergreen, to discuss not only the Fund's performance but also the issues and trends that are current and germane to both real estate securities and international investing.

Q. HOW DID THE ALPINE INTERNATIONAL REAL ESTATE FUND PERFORM DURING THE SIX MONTHS ENDING APRIL 30, 1998?
A. We are pleased to report to shareholders that your Fund's out-performance of it's benchmark indices last year, has continued during the first six months of the Fund's fiscal year. The Alpine International Real Estate Equity Fund's 17.58% (Class Y) total return out-performed both the Morgan Stanley Capital International (MSCI) Global Real Estate Index which declined by -5.90% and the Global Property Research (GPR) Global Real Estate Securities Index which declined by -4.47% for the six month period ending April 30, 1998. Over the past 12 months, your Fund has gained 34.01% (Class Y) in comparison with -19.63% and -9.81% for the MSCI and GPR indices, respectively.
        With this report, we are replacing the MSCI Index with the GPR Index as our new benchmark because of its more comprehensive and accurate reflection of the world's property securities markets. While the GPR Index does not fully reflect the investable universe of your Fund, it does provide a more meaningful benchmark for comparative purposes.

Q. WHAT ENABLED THE FUND TO OUT-PERFORM THE BENCHMARK INDICES DURING THIS
   PERIOD?
A. The simple answer is that we under-weighted the Fund's exposure to Asia while over-weighting our European exposure, following a pattern that we established over 18 months ago. Another important boost was the out-performance of a number of the Fund's largest investments; most notably, Continental Homes (8% of the Fund at the end of October) which was acquired by D.R. Horton (5% of the Fund at the end of April) for shares and also the Fund's holding in Societe de Louvre (7.3% of the Fund at the end of April) which recently has been fighting a hostile takeover bid for the company. The Fund also benefited during this period from takeover bids for other holdings, including La Quinta Inns in the U.S. and Accor AsiaPacific in Australia. Recently, Bernheim-Comofi, a long-term holding of the Fund, out-performed the Belgian property sector in 1998, leading up to an agreed takeover by Security Capital Group of the U.S.

Q. HOW HAVE INDIVIDUAL REAL ESTATE SECURITIES MARKETS AROUND THE WORLD PERFORMED DURING THE SIX MONTHS ENDED APRIL 30, 1998?
A. In general, international securities markets were polarized with strong equity performances in Europe and horrendous equity depreciation throughout Asia. Real estate securities have performed more or less in line with their respective stock markets with several important exceptions. During the six months under review, the strongest markets for real estate securities (in their local currencies) have been Italy and Spain followed by France and Sweden; all of which produced strong double-digit returns. Property shares in Great Britain added about 10% while Dutch, Belgian and German shares showed modest positive returns. In contrast, most Asian property shares indices suffered tremendous erosion of value, most prominently in Indonesia (-54%), Thailand (-40%), Malaysia (-39%) and Hong Kong (-33%). Japanese real estate stocks fell by -17% while Singapore

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

     GEOGRAPHICAL DISTRIBUTION

NORTH & SOUTH AMERICA         34.30%
ASIA                          14.90%
EUROPE                        41.80%
OTHER                          9.00%

         SECTOR DISTRIBUTION

OFFICE-INDUSTRIAL             28.00%
HOTEL                         24.30%
SHOPPING CENTERS              17.00%
OTHER                          2.70%
RESIDENTIAL                   28.00%

TOP 10 HOLDINGS

 1.  Societe du Louvre (France)                       7.30%   6.  Societe de Immeubles de France (France) 3.90%
 2.  D.R. Horton, Inc. (U.S.)                         5.00%   7.  Thorkild Kristensen A/S (Denmark)       3.80%
 3.  Grupo Posadas SA, Class A & L (Mexico)           5.00%   8.  Vallehermoso SA (Spain)                 3.70%
 4.  Alexander's Inc. (U.S.)                          4.90%   9.  Starwood Lodging Trust (U.S.)           3.60%
     IRSA Inversiones Y Representaciones SA
 5.  (Argentina)                                      3.90%  10.  U.S. Home Corp., warrents "A" (U.S.)    3.40%

fell only by single digits. By contrast, the Philippines and Australia were both positive with returns of 19% and 13% during this period, while certain sub-sectors did well, such as the Thai Hotel sector which gained an impressive 44%.
     Unlike the rest of the world's markets, the six-month performance of U.S. property stocks did not reflect the general trend of the broad S&P 500 index. REITs were slightly negative, down 0.6%, while the S&P Home Building Index rose by 27%, beating the S&P 500 during this period.
     Foreign investment returns were further impacted by our robust currency. The U.S. dollar typically rose by 3-4% against European currencies, by more than 9% against the Japanese Yen, and by over 27% and 55%, respectively, against South Korean and Indonesian currencies.

Q. WHAT CREATED SUCH DRAMATIC REGIONAL
   VARIATIONS IN PERFORMANCE?
A. In our previous report to shareholders last fall, we commented that the collapse of Asian currencies was such a shock to the economic order that the ensuing rapid destabilization effectively wiped out financial liquidity in local banking systems and capital markets, which in turn led to a huge erosion in the value of both hard and financial assets. While real estate is typically regarded as a hard asset, it is inherently linked to other financial assets through the
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   capital markets. The continuing contraction of these economies may keep liquidity constrained for real estate and will have a pronounced impact on these shares in Asia. By contrast, Europe has benefited tremendously from economic expansion and also from a surge in liquidity generated by historically low interest rates and strong demand from investors around the world. Some of this liquidity is being directed into real estate and is also fostering M&A activity as well as supporting share prices. Prominent U.S. investors, such as Sam Zell's Equity Group and Bill Sanders' Security Capital Group, have followed hard on the heels of traditionally aggressive "vulture" investors searching for opportunities in European real estate.
        The strong U.S. economy, which has featured historically high employment levels and the lowest interest rates for three decades, has produced a six year long recapitalization of its real estate market. The securitization of both debt and equity investments in real estate has been a major factor in this recapitalization. While our expanding economy has produced rising rents and higher prices, the onset of new construction has stirred fears in many investors' memories of over-building during the 1980's which set the stage for the Gulf War induced real estate and economic bust in 1990. REIT shares have significantly under-performed the overall stock market so far in 1998, as investors appear to have concluded that the real estate recovery is over and a decline is around the corner. At the same time the home building sector has enjoyed record levels of demand as well as the onset of higher prices, which can lead to expanding profit margins, but share prices suggest this too is a top. At the time of this writing the overall mood of the stock market appears to be incorporating the possibility of a significant economic slowdown and accordingly real estate share prices no longer reflect either significant premiums to underlying asset value or the anticipation of future growth.

Q. LOOKING AHEAD FOR THE NEXT TWELVE MONTHS OR SO, WHAT DO YOU BELIEVE ARE THE PROSPECTS FOR REAL ESTATE SECURITIES AROUND THE WORLD?
A. Since real estate often follows economic fundamentals, let me first comment on how Alpine see's current developments in the world's regional economies. Clearly, Asian economies are under considerable pressure and we expect to see a range of impact in different countries, varying from stagnation to recession and even to full-blown economic collapse in Indonesia. The pace of regional recovery depends on several factors; most notably Japan's ability to pull its economy out of recession. Assuming Japan does so, we believe it can be an engine of economic demand and a provider of liquidity for the region; which in turn will affect the pace with which the smaller Asian economies can recover. Europe's march towards monetary union is fundamentally positive and we believe will continue to attract significant capital to the Continent. One result will be enhanced competition which should bring about many of the corporate productivity enhancements that helped to elevate the U.S. economy over the past five years. The United States should be able to retain its "Safe Haven" status and economic predominance. Concerns regarding Asian trade will continue to influence America's ability to retain significant liquidity and to maintain the benefits of a full employment economy with low inflation over the near to medium term.
        With regard to the prospects for real estate markets around the world, the greatest uncertainty surrounds the ability of Asian property markets to recapitalize and reconstitute themselves. Clearly there will probably be numerous bankruptcies and many of the hundreds of companies which we track in these markets may not exist in a few years. However, those companies which survive the current contraction

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   may well emerge as dominant players in the future because their ability to tap capital markets will provide a competitive advantage.
        While European real estate markets remain in a recovery phase, the impact of securitization will vary from country to country. Scandinavian countries have been actively securitizing real estate and creating large quoted companies. We expect other countries will follow. Great Britain historically has had a large quoted property sector that has recently raised a significant amount of capital for new construction activity. Only when rent and occupancies return to levels that support new construction will there be similar activity in Continental Europe. Consequently many investors are encouraged that oversupply does not appear to be a risk to recovery. While supply is stable, the pace of growth in demand for space is not as certain. We believe demand will vary greatly from country to country over the next few years.
        The real estate recovery in the U.S. is all but complete in most regions and in all sectors of the real estate market. The prospects for income growth and appreciation now depend on both the pace of new construction and the level of local demand. Certain markets may under-perform over the next few years; however, the general tenor of the economy and the supply/demand balance in most real estate markets warrant restrained optimism over the prospects to make money in our markets.
        With estimates that only 8%* of the commercial real estate market has been securitized and only 15%* of the residential building sector is publicly owned, the scope for continued growth in real estate securities is substantial. The recent pattern of the major securitization of real estate in the U.S. will likely play out throughout Asia, Europe and Latin America over the next three to five years.

Q. COULD ASIAN WOES SPREAD TO THE U.S. AND EUROPE?
A. The most important issue facing the world is whether Japan will emerge from recession within the next year. If Japan is unsuccessful in responding to its economic crisis, there is a growing risk that their banks will aggressively recall loans to other Asian economies and that Japanese businesses will shut down foreign plants to repatriate capital. We believe these consequences, coupled with increased pressure on the Yen, would further erode the competitiveness of not only the smaller Asian countries but, more importantly, of China. If China responds by significantly devaluing its currency, the Renminbi, which in turn would dislodge Hong Kong's Dollar peg, we might see a deflationary spiral that could spread to the rest of the world. However, we do not believe such a dismal scenario will occur. First, the political will in Japan to take severe measures to restructure its economy is growing as is international pressure. Second, in our view the likelihood of a meltdown is remote because the implications of such a hypothetical situation would prompt the G-Seven countries to coordinate significant efforts in order to prevent this from happening. Therefore, while a global collapse is not unthinkable and we are vigilant in watching for signs of danger, we believe the possibility of it happening is remote.

Q. GIVEN RECENT MARKET ACTIVITY AND THE POTENTIAL FOR CONTINUED VOLATILITY IN REAL ESTATE SECURITIES, HOW WILL THE FUND BE POSITIONED TO BENEFIT FROM FUTURE OPPORTUNITIES AND TO REDUCE RISKS?
A. Alpine's fundamental approach to investing in real estate stocks emphasizes buying real estate assets through the stock market at a discount to their intrinsic underlying value. We believe our

---------------

    *Sources: Merrill Lynch and Smith Barney.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

   approach reduces downside risk and improves the potential for significant rewards as values grow. By focusing on economic fundamentals, we believe that we can target countries where real estate values will grow and avoid those where values may decline. The picture we have tried to paint in this report is that, in our view, real estate markets in North America will remain solid but not spectacular in terms of their appreciation potential, while Europe will continue to be a region of growth as both its economies and its real estate markets continue to recover from recessionary levels. Over a longer term, Asia may well provide tremendous opportunities for patient investors who can avoid the minefields that have not yet exploded.
        We believe that an overriding theme across all three major regions of the world will be the expansion of merger and acquisition activities. In Asia, the need to recapitalize companies will, in part, lead to both friendly and hostile transactions. We believe the Fund has the potential to make money both by owning the surviving entities that will dominate their respective real estate industries and by selectively owning companies that might be taken over at significant premiums to their trading prices. In Europe, we believe M&A activities will proliferate as borders recede in the new Monetary Union leading investors to seek growth opportunities in new markets. We foresee the Fund benefiting not only from owning the targets of such M&A activity but also from owning the companies which will emerge as pan-European entities. Finally in the U.S., we see an appeal to consolidate the industry leading to a continuation of M&A activity. Recently, the acquirer's shares have typically under-performed those of the company that is bought, largely because the acquirer's future upside potential is now less likely to come from the benefits of rising rents and values and more likely to be derived from operating synergies and the benefits of scale. Thus our focus will continue to be on potential take-over targets.
        The current investment environment for global real estate equities provides opportunities for both growth and value investing. By balancing medium-term growth opportunities that are available in Europe and the long term values that can be acquired in Asia with the current stable returns achievable in the U.S. the Fund will seek to reduce volatility over time.
        In closing, I would like to thank longtime investors for their support and interest during this Fund's Evergreen days and I wish to welcome new investors to the Alpine family of funds. Having managed this Fund for over nine years, I believe that we have finally entered an era in which the role of real estate securities in an international context will be increasingly prominent not only for investors, but also for strengthening local real estate markets and economies around the world. Both the growing entrepreneurial interest in foreign real estate markets and the potential for cyclical opportunities, in light of potential risks, makes this an exciting time to be an investor in real estate securities around the world.

       Sincerely,

       /s/ Samuel A. Lieber
       Samuel A. Lieber

       Alpine Management and Research, LLC

---------

* For more information about the Alpine International Real Estate Fund, include charges & expenses, request a prospectus by calling (888) 785-5578. Please read the prospectus carefully before investing or sending money.
--------------------------------------------------------------------------------

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- 98.3%
                        Argentina -- (3.9%)
   281,313   IRSA Inversiones y
               Representaciones SA.........  $ 1,088,812
    14,668   IRSA Inversiones y
               Representaciones SA, GDR....      570,219
                                             -----------
                                               1,659,031
                                             -----------
                        Australia -- (0.9%)
   744,457   Walker Corporation Ltd........      364,028
                                             -----------
                          Belgium -- (1.2%)
     7,342   Bernheim-Comofi N.V...........      485,726
                                             -----------
                           Canada -- (5.6%)
    45,000   Bentall Corp..................      582,012
    30,000   Burcon Properties Ltd. (b)....      304,115
   135,000   Canadian Hotel Income
               Properties..................      830,547
   100,000   Gentra, Inc. (b)..............      290,831
   100,000   Legacy Hotels.................      349,557
                                             -----------
                                               2,357,062
                                             -----------
                          Denmark -- (3.8%)
    17,656   Thorkild Kristensen A/S.......    1,586,753
                                             -----------
                          France -- (13.7%)
    20,000   Societe de Immeubles de
               France......................    1,655,100
    41,078   Societe du Louvre.............    3,071,756
     7,250   Unibail.......................    1,036,099
                                             -----------
                                               5,762,955
                                             -----------
                          Germany -- (2.0%)
    29,871   Kampa-Haus AG.................      833,959
                                             -----------
                        Hong Kong -- (1.8%)
   210,000   China Resources Beijing
               Land........................      111,153
   290,400   HKR International Ltd.........      174,329
   320,000   Hongkong Land Holdings,
               Ltd.........................      451,200
                                             -----------
                                                 736,682
                                             -----------
                            Japan -- (6.8%)
       242   Chubu Sekiwa Real Estate,
               Ltd.........................        1,154
    52,000   Daibiru Corp..................      349,867
   190,000   Diamond City Co., Ltd.........      898,736
   146,410   Kansai Sekiwa Real Estate Co.,
               Ltd.........................      509,715
    47,000   Tachihi Enterprise Co.,
               Ltd.........................    1,113,373
                                             -----------
                                               2,872,845
                                             -----------
                           Mexico -- (5.0%)
   930,000   Grupo Posadas SA, Class A
               (b).........................      714,244
 1,930,000   Grupo Posadas SA, Class L
               (b).........................    1,395,860
                                             -----------
                                               2,110,104
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
                      Netherlands -- (2.8%)
    90,500   European City Estates N.V.....  $ 1,173,513
                                             -----------
                      New Zealand -- (1.4%)
 2,010,245   Kiwi Development Trust........      580,834
                                             -----------
                           Norway -- (2.6%)
   133,000   Choice Hotels Scandinavia ASA
               (b).........................      427,993
    39,200   Steen & Strom Invest ASA......      657,006
                                             -----------
                                               1,084,999
                                             -----------
                      Philippines -- (0.8%)
13,625,000   SM Development Corp...........      332,565
                                             -----------
                        Singapore -- (3.4%)
   500,000   Marco Polo Developments,
               Ltd.........................      634,673
   300,000   Singapore Land, Ltd...........      776,764
                                             -----------
                                               1,411,437
                                             -----------
                            Spain -- (7.1%)
    34,355   Inmobilaria Ubris SA..........      495,889
   239,993   Sotogrande SA.................      944,761
    40,000   Vallehermoso SA...............    1,548,404
                                             -----------
                                               2,989,054
                                             -----------
                           Sweden -- (4.4%)
   100,000   Castellum AB..................    1,188,813
    40,000   Fastighets AB Nackebro........      659,016
                                             -----------
                                               1,847,829
                                             -----------
                         Thailand -- (2.1%)
   105,000   Central Pattana Public Co.
               Ltd. (b)....................       27,149
   178,600   Dusit Thani Public Co., Ltd.
               (b).........................      249,370
   203,500   Hemaraj Land & Development
               Public Co., Ltd.............       92,081
   500,000   Land And House Public Co.,
               Ltd. (b)....................      223,012
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd. (b)........      255,979
   195,000   Sammakorn Public Co., Ltd.
               (b).........................       50,420
                                             -----------
                                                 898,011
                                             -----------
                   United Kingdom -- (4.2%)
   275,000   Greycoat PLC..................      995,467
 1,000,000   Hemingway Properties PLC......      769,120
                                             -----------
                                               1,764,587
                                             -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
                   United States -- (24.8%)
    22,900   Alexander's, Inc..............  $ 2,072,450
    10,000   Crescent Real Estate Equities,
               Inc.........................      341,250
    25,000   Crossmann Communities,
               Inc. (b)....................      681,250
   112,725   D.R. Horton Inc...............    2,092,458
     2,300   Forest City Enterprises,
               Inc.........................      132,825
    15,000   Host Marriott Corp. (b).......      291,563
    15,000   Lennar Corp...................      411,563
     5,000   Meditrust Companies...........      150,313
   258,100   Presley Companies (The).......      274,232
    15,000   Servico, Inc. (b).............      292,500
    30,000   Starwood Lodging Trust........    1,505,625
    49,100   Sunstone Hotel Investors,
               Inc.........................      761,050
    67,000   U.S. Home Corp., warrants Cl.
               B $20-expiring 6/22/98......    1,423,750
                                             -----------
                                              10,430,829
                                             -----------
             Total Common Stocks
               (Cost $37,038,679)..........   41,282,803
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
                        SHORT TERM INVESTMENTS -- (0.9%)
   185,000   FHLMC, 6.08%, 5/18/98.........  $   184,667
   203,159   SSGA U.S. Government Money
               Market Fund.................      203,159
                                             -----------
             Total Short Term Investments
               (Cost $387,826).............      387,826
                                             -----------
   164,100   Miscellaneous Securities (Cost
               $21,717)....................       24,619
                                             -----------
             Total Investments
               (Cost $37,448,222)
               (a)................... 99.3%   41,695,248
             Other assets in excess of
               liabilities...........  0.7%      313,735
                                     ------  -----------
             TOTAL NET ASSETS........100.0%  $42,008,983
                                     ======  ===========

---------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation...................  11,550,459
        Unrealized depreciation...................  (7,303,433)
                                                    ----------
        Net unrealized appreciation...............   4,247,026

(b) Non-income producing securities.

GDR -- Global Depository Receipts

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)

ASSETS:
  Investments at value (identified cost, $37,448,222).......  $41,695,248
  Foreign currency, at value (cost $104,605)................      105,971
  Receivable for investments sold...........................      325,894
  Interest and dividends receivable.........................       87,327
  Prepaid expenses and other assets.........................       44,564
  Reclaim receivable........................................       35,566
                                                              -----------
     Total assets...........................................   42,294,570
                                                              -----------
LIABILITIES:
  Payable for investments purchased.........................      136,550
  Payable for Fund shares redeemed..........................       37,177
  Advisory fees payable.....................................       35,325
  Distribution fees payable.................................          468
  Accrued expenses and other liabilities....................       76,067
                                                              -----------
     Total liabilities......................................      285,587
                                                              -----------
NET ASSETS..................................................  $42,008,983
                                                              ===========
NET ASSETS REPRESENTED BY
  Paid-in capital...........................................  $40,704,656
  Accumulated distributions in excess of net investment
     income.................................................      (32,730)
  Accumulated net realized loss on investments and foreign
     currency transactions..................................   (2,911,335)
  Net unrealized appreciation on investments and foreign
     currency transactions..................................    4,248,392
                                                              -----------
     TOTAL NET ASSETS.......................................  $42,008,983
                                                              ===========
NET ASSETS VALUE
  Class A shares
     Net assets of $478,635 / 31,504 shares outstanding.....  $     15.19
     Offering price (based on sales charge of 4.75%)........  $     15.95
  Class B shares
     Net assets of $242,039 / 16,295 shares outstanding.....  $     14.85
  Class C shares
     Net assets of $230,379 / 15,504 shares outstanding.....  $     14.86
  Class Y shares
     Net assets of $41,057,930 / 2,692,197 shares
      outstanding...........................................  $     15.25
                                                              ===========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $19,868).............   $  296,433
                                                                         ----------
     Total income.....................................................      296,433
                                                                         ----------
EXPENSES:
  Advisory fees.............................................  $194,173
  Administration fees.......................................     1,060
  Distribution fees.........................................     2,362
  Transfer agent fees.......................................    41,308
  Audit fees................................................    13,431
  Custodian fees............................................    13,130
  Legal fees................................................     4,913
  Registration and filing fees..............................    28,816
  Printing fees.............................................     7,392
  Other.....................................................     3,997
                                                              --------
Net expenses..........................................................      310,582
                                                                         ----------
Net investment loss...................................................      (14,149)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investments..................................    2,224,632
  Net realized loss from foreign currency transactions................      (18,409)
  Net change in unrealized gain (loss) from investments...............    4,191,530
  Net change in unrealized gain (loss) from foreign currency
     transactions.....................................................       20,660
                                                                         ----------
Net realized and unrealized gain on investments.......................    6,418,413
                                                                         ----------
Net increase in net assets resulting from operations..................   $6,404,264
                                                                         ==========

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               APRIL 30, 1998     OCTOBER 31, 1997
                                                              ----------------   ------------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment loss.......................................    $   (14,149)        $    (90,765)
  Net realized gain on investments and foreign currency
     transactions...........................................      2,206,223            1,941,129
  Net change in unrealized appreciation of investments and
     foreign currency transactions..........................      4,212,190              302,113
                                                                -----------         ------------
     Net increase in net assets resulting from operations...      6,404,264            2,152,477
                                                                -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................             --                   --
     Class B................................................             --                   --
     Class C................................................             --                   --
     Class Y................................................             --              (76,344)
                                                                -----------         ------------
     Total distributions to shareholders....................             --              (76,344)
                                                                -----------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds for shares sold..................................      4,303,936            1,779,852
  Payments for shares redeemed..............................     (4,589,817)         (16,374,343)
  Net asset value of shares issued in reinvestment of
     distributions..........................................             --               43,582
                                                                -----------         ------------
     Net decrease in net assets resulting from shares of
       beneficial interest transactions.....................       (285,881)         (14,550,909)
                                                                -----------         ------------
     Total increase/decrease in net assets..................      6,118,383          (12,474,776)
                                                                -----------         ------------
NET ASSETS:
  Beginning of period.......................................     35,890,600           48,365,376
                                                                -----------         ------------
  End of period.............................................    $42,008,983         $ 35,890,600
                                                                ===========         ============
Undistributed (accumulated distributions in excess of) net
  investment income.........................................    $   (32,730)        $    (18,581)
                                                                ===========         ============

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   ORGANIZATION:

     Alpine International Real Estate Equity Fund, formerly Evergreen Global Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, formerly the Evergreen Equity Trust, a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     C. FOREIGN CURRENCY:

     The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books on the Fund and the amounts that are actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

     D. FUTURES CONTRACTS:

     In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

     The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

     Risks of entering into futures contracts include (i.) the possibility of an illiquid market for the contract, (ii.) the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument or index, and (iii.) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities.

     E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

     The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

     F. FEDERAL TAXES:

     The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

     G. DISTRIBUTIONS:

     Distributions from net investment income and net realized capital gains for the Fund are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and certain distributions received from passive foreign investment companies.

     As of October 31, 1997, the Fund had a capital loss carryover for federal income tax purposes of $4,970,238 that expires October 31, 2003.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. ORGANIZATION EXPENSES:

     Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

3.   SHARES OF BENEFICIAL INTEREST TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                         SIX MONTHS ENDED                  YEAR ENDED
                                    APRIL 30, 1998 (UNAUDITED)          OCTOBER 31, 1997
                                    ---------------------------    --------------------------
                                      SHARES         AMOUNT          SHARES         AMOUNT
                                    ----------    -------------    ----------    ------------
CLASS A
Shares sold.......................     22,458      $   299,100         40,811    $    505,405
Shares redeemed...................    (16,955)        (223,217)       (73,533)       (893,699)
                                     --------      -----------     ----------    ------------
Net increase/decrease.............      5,503           75,883        (32,722)       (388,294)
                                     --------      -----------     ----------    ------------
CLASS B
Shares sold.......................      4,707           64,697         14,681         182,292
Shares redeemed...................     (5,222)         (74,011)        (8,946)       (109,808)
                                     --------      -----------     ----------    ------------
Net increase/decrease.............       (515)          (9,314)         5,735          72,484
                                     --------      -----------     ----------    ------------
CLASS C
Shares sold.......................      8,642          124,865          8,782         109,223
Shares redeemed...................     (1,516)         (21,675)        (1,080)        (13,742)
                                     --------      -----------     ----------    ------------
Net increase......................      7,126          103,190          7,702          95,481
                                     --------      -----------     ----------    ------------
CLASS Y
Shares sold.......................    283,363        3,815,274         79,254         982,932
Shares redeemed...................   (307,013)      (4,270,914)    (1,226,663)    (15,357,094)
Shares issued on reinvestment of
  distributions...................         --               --          3,475          43,582
                                     --------      -----------     ----------    ------------
Net decrease......................    (23,650)        (455,640)    (1,143,934)    (14,330,580)
                                     --------      -----------     ----------    ------------
Net decrease......................    (11,536)     $  (285,881)    (1,163,219)   $(14,550,909)
                                     --------      -----------     ----------    ------------

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $17,042,921 and $17,667,552, respectively, for the six months ended April 30, 1998.

5.   DISTRIBUTION PLANS:

     Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributors, Inc., a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Fund.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

     primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution fees are calculated daily and paid monthly.

     During the six months ended April 30, 1998, amounts paid to EDI and/or its predecessor pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $517, $1,172 and $673, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Effective February 23, 1998, the Fund entered into an investment advisory agreement with Alpine Management & Research LLC ("Alpine"). Alpine is a newly formed Delaware limited liability company organized for the purpose of providing investment advisory and management services to investment companies and other advisory clients. Prior to February 23, 1998, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank ("First Union"), served as investment advisor to the Fund. Pursuant to each investment advisor's agreement with the Fund, Alpine and Evergreen Asset were entitled to an annual fee of 1.00% of the Fund's average daily net assets.

     For the period from February 23, 1998 through April 30, 1998, Alpine was paid $74,835 for its services. For the period November 1, 1997 through February 22, 1998, Evergreen Asset earned fees of $119,338 for its services.

     Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc., a subsidiary of First Union, serves as administrator for the Fund. BISYS Fund Services serves as the Fund's sub-administrator. The administrator and sub-administrator for the Fund are each entitled to an annual fee.

     Evergreen Service Company ("ESC"), formerly Evergreen Keystone Service Company, an affiliate of First Union, serves as the transfer and dividend disbursing agent for the Fund.

     Prior to February 23, 1998, Lieber & Company, an affiliate of First Union, was the investment sub-adviser to the Fund and also provided brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the period November 1, 1997 through February 22, 1998, the Fund incurred $30,035 in brokerage commissions with Lieber & Company. Lieber & Company was reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

     Officers of the Fund and affiliated trustees receive no compensation directly from the Fund.

7.   EXPENSE OFFSET ARRANGEMENT:

     The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

8.   FINANCING AGREEMENT:

     On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

     On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks ("the Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to, but did not receive, a fee of $20,000 per annum which is allocated to all of the funds.

     Effective February 22, 1998, the Fund discontinued its participation in this financing agreement. During the period from November 1, 1997 to February 22,1998, the Fund had no borrowings under these agreements.

9.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in real estate investment trusts (REIT's) and therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

10. SUBSEQUENT EVENTS:

     Effective April 27, 1998, BISYS Fund Services L.P. ("BISYS L.P.") became the Fund's Principal Underwriter, Distributor and Administrator and BISYS Fund Services, Inc. ("BISYS") became the Fund's Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, effective April 27, 1998, Investors Fiduciary Trust Company ("IFTC") became the Fund's Custodian. In return for these services, BISYS L.P. and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets. The Distribution fees incurred by the Fund under its Distribution Plans will not be affected by the change in the service provider.

11. SPECIAL MEETING OF SHAREHOLDERS:

     A special meeting of shareholders of the Fund was held on February 23, 1998 to consider a number of proposals. On January 12, 1998, the record date for the meeting, the Fund had 2,808,677 shares outstanding, of which 1,863,557 were represented at the meeting. The votes recorded at the meeting, by proposal, were as follows:

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
              AND ALPINE MANAGEMENT & RESEARCH LLC:

Voted "For".................................................  1,818,898
Voted "Against".............................................     32,475
Voted "Abstain".............................................     12,183

PROPOSAL 2 -- ELECTION OF TRUSTEES:

                                                 VOTED         VOTED           VOTED
                                                 "FOR"       "AGAINST"      "ABSTAINED"
                                               ---------    -----------    -------------
Laurence B. Ashkin...........................  1,838,919      18,403           6,235
Foster Bam...................................  1,837,927      19,395           6,235
Samuel A Lieber..............................  1,840,137      17,185           6,235
H. Guy Leibler...............................  1,838,969      18,353           6,235

PROPOSAL 3 -- CHANGES IN INVESTMENT POLICIES AND RESTRICTIONS:

Proposal 3.B.(1) -- Concentration of investments

     Voted "For"............................................  1,804,475
     Voted "Against"........................................     44,951
     Voted "Abstain"........................................     14,131
Proposal 3.B.(2) -- Borrowings
     Voted "For"............................................  1,804,526
     Voted "Against"........................................     44,900
     Voted "Abstain"........................................     14,131
Proposal 3.B.(3) -- Pledging Assets
     Voted "For"............................................  1,804,059
     Voted "Against"........................................     45,367
     Voted "Abstain"........................................     14,131
Proposal 3.B.(4) -- Short Sales
     Voted "For"............................................  1,804,747
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(5) -- Loans
     Voted "For"............................................  1,804,475
     Voted "Against"........................................     44,951
     Voted "Abstain"........................................     14,131
Proposal 3.B.(6) -- Investment in securities of Non-U.S.
  issuers
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
(FORMERLY EVERGREEN GLOBAL REAL ESTATE EQUITY FUND)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

Proposal 3.B.(7) -- Options
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(8) -- Restriction on diversification of
  investments
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(9) -- Investments in securities of unseasoned
  issuers
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(10) -- Restriction limiting the purchase of
  warrants
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(11) -- Restriction on purchase of securities
  of related parties entities
     Voted "For"............................................  1,804,737
     Voted "Against"........................................     44,679
     Voted "Abstain"........................................     14,131
Proposal 3.B.(12) -- Commodities
     Voted "For"............................................  1,804,398
     Voted "Against"........................................     45,028
     Voted "Abstain"........................................     14,131

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           YEAR ENDED
                                                            YEAR ENDED OCTOBER 31,       SEPTEMBER 30,
                                       SIX MONTHS ENDED   ---------------------------    --------------
                                        APRIL 30, 1998     1997      1996     1995(B)       1995(A)
                                       ----------------   ------    ------    -------    --------------
                                         (UNAUDITED)
CLASS A SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD.............................      $ 12.94        $12.28    $11.58    $12.12         $11.46
                                           -------        ------    ------    ------         ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss).......        (0.05)        (0.06)*    0.06*    (0.01)*         0.07*
  Net realized and unrealized gain
     (loss) on investments...........         2.30          0.72      0.64     (0.53)          0.59
                                           -------        ------    ------    ------         ------
  Total from investment operations...         2.25          0.66      0.70     (0.54)          0.66
                                           -------        ------    ------    ------         ------
NET ASSET VALUE END OF PERIOD........      $ 15.19        $12.94    $12.28    $11.58         $12.12
                                           -------        ------    ------    ------         ------
TOTAL RETURN (C).....................         17.39%(e)     5.40%     6.00%    (4.50)%         5.80%(e)
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Net expenses.......................         1.84%(d)      2.10%     1.79%     1.73%(d)           1.61%(d)
  Interest expense...................          N/A          0.03%     0.03%     0.03%(d)           0.01%(d)
  Total expenses, excluding fee
     waivers & expense
     reimbursements..................          N/A          2.19%     2.97%    46.90%(d)          21.59%(d)
  Net investment income (loss).......       (0.32)%(d)     (0.47)%    0.40%    (1.26)%(d)       0.98%(d)
PORTFOLIO TURNOVER RATE..............           44%           44%       25%        1%            28%
NET ASSETS END OF PERIOD
  (THOUSANDS)........................      $   479        $  336    $  721    $   74         $   66

---------

*                      Net investment income is based on average monthly shares outstanding.
(a)                    For the period from February 10, 1995 (commencement of class operations) to September 30, 1995.
(b)                    The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)                    Initial sales charge or contingent deferred sales charge is not reflected.
(d)                    Annualized.
(e)                    Not annualized.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          YEAR ENDED
                                                            YEAR ENDED OCTOBER 31,       SEPTEMBER 30,
                                       SIX MONTHS ENDED   ---------------------------    -------------
                                        APRIL 30, 1998     1997      1996     1995(B)       1995(A)
                                       ----------------   ------    ------    -------    -------------
                                         (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD.............................      $ 12.69        $12.14    $11.53    $12.08        $11.44
                                           -------        ------    ------    ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss).......        (0.08)        (0.15)*   (0.13)*   (0.02)*        0.08*
  Net realized and unrealized gain
     (loss) on investments...........         2.24          0.70      0.74     (0.53)         0.56
                                           -------        ------    ------    ------        ------
  Total from investment operations...         2.16          0.55      0.61     (0.55)         0.64
                                           -------        ------    ------    ------        ------
NET ASSET VALUE END OF PERIOD........      $ 14.85        $12.69    $12.14    $11.53        $12.08
                                           -------        ------    ------    ------        ------
TOTAL RETURN (C).....................         17.02%(e)     4.50%     5.30%    (4.60)%        5.60%(e)
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Net expenses.......................         2.59%(d)      2.82%     2.56%     2.44%(d)          2.42%(d)
  Interest expense...................          N/A          0.03%     0.03%     0.03%(d)          0.03%(d)
  Total expenses, excluding
     indirectly paid expenses........          N/A          2.81%      N/A       N/A           N/A
  Total expenses, excluding fee
     waivers & expense
     reimbursements..................          N/A          2.90%    14.45%    31.39%(d)         82.74%(d)
  Net investment (loss)..............       (1.06)%(d)     (1.23)%   (1.03)%  (1.98)%(d)        (1.38)%(d)
PORTFOLIO TURNOVER RATE..............           44%           44%       25%        1%           28%
NET ASSETS END OF PERIOD
  (THOUSANDS)........................      $   242        $  213    $  134    $  100        $  128

---------

*                      Net investment income is based on average monthly shares outstanding.
(a)                    For the period from February 8, 1995 (commencement of class operations) to September 30, 1995.
(b)                    The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)                    Initial sales charge or contingent deferred sales charge is not reflected.
(d)                    Annualized.
(e)                    Not annualized.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          YEAR ENDED
                                                            YEAR ENDED OCTOBER 31,       SEPTEMBER 30,
                                       SIX MONTHS ENDED   ---------------------------    -------------
                                        APRIL 30, 1998     1997      1996     1995(B)       1995(A)
                                       ----------------   ------    ------    -------    -------------
                                         (UNAUDITED)
CLASS C SHARES
NET ASSET VALUE BEGINNING OF
  PERIOD.............................      $ 12.70        $12.14    $11.53    $12.08        $11.43
                                           -------        ------    ------    ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss).......           --         (0.14)*   (0.13)*   (0.02)*        0.06*
  Net realized and unrealized gain on
     investments.....................         2.16          0.70      0.74     (0.53)         0.59
                                           -------        ------    ------    ------        ------
  Total from investment operations...         2.16          0.56      0.61     (0.55)         0.65
                                           -------        ------    ------    ------        ------
NET ASSET VALUE END OF PERIOD........      $ 14.86         12.70     12.14     11.53         12.08
                                           -------        ------    ------    ------        ------
TOTAL RETURN (C).....................         17.01%(e)     4.60%     5.30%    (4.60)%        5.70%(e)
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Net expenses.......................         2.59%(d)      2.83%     2.54%     2.37%(d)          1.54%(d)
  Interest expense...................          N/A          0.03%     0.03%     0.02%(d)          0.01%(d)
  Total expenses, excluding fee
     waivers & expense
     reimbursements..................          N/A          2.91%   118.64%   570.26%(d)        269.60%(d)
  Net investment income (loss).......       (1.04)%(d)     (1.15)%   (1.06)%  (1.94)%(d)          0.86%(d)
PORTFOLIO TURNOVER RATE..............           44%           44%       25%        1%           28%
NET ASSETS END OF PERIOD
  (THOUSANDS)........................      $   230        $  106    $    8    $    4        $    7

---------

*                      Net investment income is based on average monthly shares outstanding.
(a)                    For the period from February 9, 1995 (commencement of class operations) to September 30, 1995.
(b)                    The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)                    Initial sales charge or contingent deferred sales charge is not reflected.
(d)                    Annualized.
(e)                    Not annualized.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED      YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,       SEPTEMBER 30,   SEPTEMBER 30,
                                   SIX MONTHS ENDED   ---------------------------    -------------   -------------
                                    APRIL 30, 1998     1997      1996     1995(B)        1995           1994(A)
                                   ----------------   -------   -------   -------    -------------   -------------
                                     (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE
  BEGINNING OF PERIOD............      $ 12.97        $ 12.31   $ 11.59   $ 12.13       $ 13.81        $  14.75
                                       -------        -------   -------   -------       -------        --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)...           --          (0.03)*    0.01*    (0.01)*        0.11*           0.07*
  Net realized and unrealized
    gain on investments..........         2.28           0.71      0.71     (0.53)        (1.17)          (1.01)
                                       -------        -------   -------   -------       -------        --------
  Total from investment
    operations...................         2.28           0.68      0.72     (0.54)        (1.06)          (0.94)
                                       -------        -------   -------   -------       -------        --------
LESS DISTRIBUTIONS
  From net investment income.....           --          (0.02)       --        --         (0.10)             --
  Net realized gain on
    investments..................           --             --        --        --         (0.52)             --
                                       -------        -------   -------   -------       -------        --------
  Total distributions............           --          (0.02)       --        --         (0.62)             --
                                       -------        -------   -------   -------       -------        --------
NET ASSET VALUE END OF PERIOD....      $ 15.25        $ 12.97   $ 12.31   $ 11.59       $ 12.13        $  13.81
                                       -------        -------   -------   -------       -------        --------
TOTAL RETURN (C).................          17.58%(e)     5.50%     6.20%    (4.50)%       (7.70)%        (6.40)%(e)
RATIOS / SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Net expenses...................         1.59%(d)       1.82%     1.62%     1.62%(d)         1.54%        1.46%(d)
  Interest expense...............          N/A           0.03%     0.03%     0.03%(d)         0.05%        0.08%
  Total expenses, excluding fee
    waivers & expense
    reimbursements...............          N/A           1.90%     1.67%      N/A           N/A             N/A
  Net investment income (loss)...       (0.06)%(d)      (0.21)%    0.11%    (1.14)%(d)       0.92%         0.56%(d)
PORTFOLIO TURNOVER RATE..........           44%            44%       25%        1%           28%             63%
NET ASSETS END OF PERIOD
  (THOUSANDS)....................      $41,058        $35,234   $47,502   $61,418       $67,645        $132,294

---------

*                      Net investment income is based on average monthly shares outstanding.
(a)                    The Fund changed its year end from December 31 to September 30, effective September 30, 1994.
(b)                    The Fund changed its year end from September 30 to October 31, effective October 31, 1995.
(c)                    Initial sales charge or contingent deferred sales charge is not reflected.
(d)                    Annualized.
(e)                    Not annualized.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES

Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler


INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168


CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americans
New York, NY 10036

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219


                                                  [ALPINE LOGO]


                                                  INTERNATIONAL
                                                   REAL ESTATE

                                                      EQUITY
                                                       FUND


                                                ---------------------
                                                  SEMI-ANNUAL REPORT
                                                    APRIL 30, 1998



Alpine International Real Estate Equity Fund
       122 East 42nd Street, 37th floor
               New York, NY 10168
                  (212) 687-5588


(6/98)